DEBT	12 Months Ended
Sep. 30, 2012
DEBT
DEBT

NOTE 3 DEBT

        At September 30, 2012 and 2011, we had $195 million and $235 million, respectively, in unsecured long-term debt outstanding at rates and maturities shown in the following table:

	September 30,
	2012	2011
	(in thousands)
Unsecured intermediate debt issued August 15, 2002:
Series C, due August 15, 2012, 6.46%	$—	$75,000
Series D, due August 15, 2014, 6.56%	75,000	75,000
Unsecured senior notes issued July 21, 2009:
Due July 21, 2012, 6.10%	—	40,000
Due July 21, 2013, 6.10%	40,000	40,000
Due July 21, 2014, 6.10%	40,000	40,000
Due July 21, 2015, 6.10%	40,000	40,000
Due July 21, 2016, 6.10%	40,000	40,000
Unsecured revolving credit facility due May 25, 2017	—	—

	$235,000	$350,000
Less long-term debt due within one year	40,000	115,000

Long-term debt	$195,000	$235,000

        The intermediate unsecured debt outstanding at September 30, 2012 matures August 15, 2014 and carries an interest rate of 6.56 percent, which is paid semi-annually. The terms require that we maintain a ratio of debt to total capitalization of less than 55 percent. The debt is held by various entities.

        We have $160 million senior unsecured fixed-rate notes outstanding at September 30, 2012 that mature over a period from July 2013 to July 2016. Interest on the notes is paid semi-annually based on an annual rate of 6.10 percent. Annual principal repayments of $40 million are due July 2013 through July 2016. We have complied with our financial covenants which require us to maintain a funded leverage ratio of less than 55 percent and an interest coverage ratio (as defined) of not less than 2.50 to 1.00.

        Our $400 million senior unsecured credit facility matured in December 2011 and was allowed to expire. On May 25, 2012, we entered into an agreement with a multi-bank syndicate for a $300 million unsecured revolving credit facility that will mature May 25, 2017. We anticipate that the majority of any borrowings under the facility will accrue interest at a spread over the London Interbank Offered Rate (LIBOR). We will also pay a commitment fee based on the unused balance of the facility. Borrowing spreads as well as commitment fees are determined according to a scale based on a ratio of our total debt to total capitalization. The LIBOR spread ranges from 1.125 percent to 1.75 percent per annum and commitment fees range from .15 percent to .35 percent per annum. Based on our debt to total capitalization on September 30, 2012, the LIBOR spread and commitment fees would be 1.125 percent and .15 percent, respectively. Financial covenants in the facility require us to maintain a funded leverage ratio (as defined) of less than 50 percent and an interest coverage ratio (as defined) of not less than 3.00 to 1.00. The credit facility contains additional terms, conditions, restrictions, and covenants that we believe are usual and customary in unsecured debt arrangements for companies of similar size and credit quality. As of September 30, 2012, there were no borrowings and one letter of credit was outstanding in the amount of $3.5 million. The $3.5 million letter of credit was issued to guarantee a separate line of credit for an international subsidiary. At September 30, 2012, we had $296.5 million available to borrow under our $300 million unsecured credit facility.

        During the first fiscal quarter of 2012, we funded two collateral trusts totaling $26.1 million and terminated two letters of credit. The September 30, 2012 balances of the collateral trusts are classified as restricted cash and are included in prepaid expense and other in the Consolidated Balance Sheet. Subsequent to September 30, 2012, we terminated both collateral trusts and proceeds totaling $26.1 million were returned to us. We replaced the collateral trusts with two letters of credit totaling $27.2 million. This reduced the amount available to borrow under the $300 million unsecured credit facility to approximately $269.3 million.

        At September 30, 2012, we had two letters of credit outstanding that were issued separately from the $300 million unsecured credit facility. One letter of credit for $0.1 million was issued by a bank on our behalf to support customs and transportation guaranties that were required to move a rig between two international locations. The second letter of credit for $0.2 million was issued by a bank on our behalf to guarantee payment of certain expenses incurred by an international transportation vendor. Subsequent to September 30, 2012, we issued two letters of credit totaling $12 million to a bank for the purposes of issuing two performance guaranties required under an international drilling contract. These letters of credit were issued separate from the $300 million credit facility and therefore did not reduce our borrowing capacity discussed above.

        The applicable agreements for all unsecured debt described in this Note 3 contain additional terms, conditions and restrictions that we believe are usual and customary in unsecured debt arrangements for companies that are similar in size and credit quality. At September 30, 2012, we were in compliance with all debt covenants.

        At September 30, 2012, aggregate maturities of long-term debt are as follows (in thousands):

Years ending September 30,
2013	$40,000
2014	115,000
2015	40,000
2016	40,000

$235,000